UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 26, 2007

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA	33-7591	58-1211925
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 East Exchange Place
Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers.

On October 23, 2007, Oglethorpe received notification from Mark Chesla, Oglethorpe’s Vice President and Controller (principal accounting officer), that he is resigning from Oglethorpe to take a position with another company.  His decision does not relate to any disagreement with Oglethorpe.  Mr. Chesla’s resignation will be effective on November 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	October 26, 2007	By	/s/ THOMAS A. SMITH
Thomas A. Smith
President and Chief Executive Officer